Exhibit 99.2




Lithium Corporation
(An Exploration Stage Company)

Pro-Forma Consolidated Financial Statements

July 31, 2009

                               LITHIUM CORPORATION
                         (AN EXPLORATION STAGE COMPANY)

INTRODUCTION AND BASIS OF PRESENTATION
FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated financial statements give effect to the acquisition of Nevada Lithium Corporation (called "Nevada Lithium") by Lithium Corporation (called "Lithium").

By Agreement and Share Purchase Agreement dated October 9, 2009, Lithium, a public corporation incorporated in Nevada on January 30, 2007, acquired 100% of the issued and outstanding shares of Nevada Lithium, a private corporation incorporated in Nevada on March 16, 2009, in exchange for 12,350,000 shares of common stock of the Company representing 17.7% of its total issued and outstanding shares at the time.

The acquisition of Nevada Lithium by Lithium is considered an acquisition and was accounted for as such with Lithium being treated as the accounting and legal parent and Nevada Lithium being treated as the accounting and legal subsidiary. This means the consolidated results of operations of Lithium going forward will include those of Lithium for the period from its inception on January 30, 2007 and those of Nevada Lithium since the date of the acquisition, October 9, 2009.

The following pro forma consolidated balance sheet includes the balance sheets of Lithium and Nevada Lithium as of July 31, 2009, as if the acquisition of Nevada Lithium occurred on that date.

The pro forma consolidated balance sheet and statement of net loss should be read in conjunction with the separate historical audited financial statements for both Lithium and Nevada Lithium, appearing elsewhere herein, as follows:

     (i) for Lithium, audited financial statements for the years ended December 31, 2008 and 2007, as filed recently in Form 10K-SB;

     (ii) for Nevada Lithium, audited financial statements for the year ended July 31, 2009

The fiscal year ends of Lithium is June 30 and Nevada Lithium is July 31. The pro forma condensed consolidated statement of net loss and deficit of Lithium is within the allowable 135 days of its most recent year end. The pro forma balance sheet and earnings (loss) per share data of Lithium and Nevada Lithium are indicative of its consolidated financial position, had the acquisition occurred on July 31, 2009.

LITHIUM CORPORATION
(An Exploration Stage Company)
PRO FORMA CONSOLIDATED BALANCE SHEET
As at July 31, 2009

                                                                   Nevada            Pro-Forma           Pro-Forma
                                                 Lithium           Lithium          Adjustments         Consolidated
                                                 -------           -------          -----------         ------------
                                                   (A)               (B)             (Note 2)
                                                    $                 $                  $                   $
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $ 1,559          $ 39,062                               $   40,621
  Other current assets                             2,300            26,628                                   28,928
                                                 -------           --------                              ----------
                                                   3,859            65,690                                   69,549

EQUIPMENT AND SOFTWARE                            12,000               714                                   12,714

MINERAL PROPERTIES                                    --           196,147  (a)       2,587,500           2,709,692
                                                                            (b)         (73,955)
                                                 -------          --------           ----------          ----------
                                                 $15,859          $262,551           $2,513,545          $2,791,955
                                                 =======          ========           ==========          ==========

LIABILITIES

CURRENT LIABILITIES
  Accounts payable and accrued liabilities       $ 3,848          $ 19,133                                 $ 22,981
  Loan payable                                        --           169,463                                  169,463
  Due to shareholders                             10,500                --                                   10,500
                                                 -------          --------                               ----------
                                                  14,348           188,596                                  202,944
                                                 -------          --------                               ----------
STOCKHOLDERS' EQUITY

CAPITAL STOCK
Authorized -
3,000,000,000 common shares $0.001 par value;
58,550,000 issued and outstanding                  4,470            10,350  (a)          10,350              58,550
                                                                            (b)         (10,350)
                                                                            (c)         263,730
                                                                            (d)        (220,000)

ADDITIONAL PAID IN CAPITAL                        62,530            87,150  (a)       2,577,150           2,595,950
                                                                            (b)         (87,150
                                                                            (c)        (263,730)
                                                                            (d)         220,000
DEFICIT                                          (65,489)          (23,545) (b)          23,545             (65,489)
                                                 -------          --------           ----------          ----------
                                                   1,511            73,955            2,513,545           2,589,011
                                                 -------          --------           ----------          ----------
                                                 $15,859          $262,551           $2,513,545          $2,791,955
                                                 =======          ========           ==========          ==========


                 The accompanying notes are an integral part of
                      these pro forma financial statements

LITHIUM CORPORATION
(An Exploration  Stage Company)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended July 31, 2009

                                                                  Nevada                           Pro-Forma
                                                   Lithium        Lithium                         Consolidated
                                                   -------        -------                         ------------
                                                      $              $                                  $
                                                     (A)            (B)

Net Loss                                            (33,534)        (23,545) (b)      23,545          (33,534)

Retained Earnings (Deficit), Beginning              (31,955)             --                           (31,955)
                                                -----------     -----------          -------      -----------

Deficit, End                                        (65,489)        (23,545) (b)      23,545          (65,489)
                                                ===========     ===========          =======      ===========

Basic and diluted net loss per share            $     (0.00)    $     (0.00)                      $     (0.00)
                                                ===========     ===========                       ===========


Weighted average number of
 common shares outstanding                        4,470,000      10,119,203                        58,550,000
                                                ===========     ===========                       ===========


                 The accompanying notes are an integral part of
                      these pro forma financial statements

LITHIUM CORPORATION
(An Exploration Stage Company)
PRO FORMA CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
As at July 31, 2009


NOTE 1 - SHARE EXCHANGE TRANSACTION

On October 9, 2009, Lithium a public shell company, entered into a share exchange agreement with Nevada Lithium, a private corporation, whereby 100% of the shares of Nevada Lithium were exchanged for 10,350,000 shares of Lithium common. There was no change in beneficial ownership of Lithium as a result of the transaction and accordingly, the acquisition of Nevada Lithium by Lithium is considered an acquisition and was accounted for as a such.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the consolidated balance sheet give effect to the acquisition of Nevada Lithium as if the transactions had occurred at July 31, 2009.

     Balance Sheet as of July 31, 2009

     A. Derived from the audited balance sheet of Nevada Lithium as of July 31, 2009.

     B. Derived from the reviewed balance sheet of Lithium as of June 30, 2009.

          a. Issuance of 10,350,000 shares at a value of $0.25 per share. Allocated to assets and liabilities at fair value.

          b.   Elimination of share capital and retained earnings of Lithium.

          c.   Forward split at 60 new shares for 1 old share.

          d.   Cancellation of 220,000,000 common shares.